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                                                                  EXHIBIT 10.45

                            VOICECOM HOLDINGS, INC.
                  AMENDED AND RESTATED 1985 STOCK OPTION PLAN
                                  AS AMENDED


1.  Statement of Purpose.
    --------------------

     The principal purposes of this Stock Option Plan ("Plan") are to secure to VoiceCom Systems, Inc. (the "Company") the advantages of the incentive inherent in stock ownership on the part of employees, officers, directors, and consultants responsible for the continued success of the Company and to create in such individuals a proprietary interest in, and a greater concern for, the welfare of the Company through the grant of options to acquire shares of the common stock of the Company ("Common Stock"). Each incentive stock option ("ISO") granted hereunder is intended to constitute an "incentive stock option," as such term is defined in Section 422 of the Internal Revenue Code of 1986, as the same may be amended from time to time (the "Code"), and this Plan and each such ISO are intended to comply with all of the requirements of said Section 422 and of all other provisions of the Code applicable to incentive stock options and to plans issuing the same. Each nonstatutory stock option ("Non-ISO") granted hereunder is intended to constitute a nonstatutory stock option that does not comply with the requirements of Section 422 of the Code. ISOs and Non-ISOs shall sometimes hereinafter be referred to collectively as "Options". The Plan is expected to benefit shareholders by enabling the Company to attract and retain personnel of the highest caliber by offering to them an opportunity to share in any increase in the value of the Common Stock to which such personnel have contributed.

2.  Administration.
    --------------

     2.1 The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee of the Board appointed in accordance with Section 2.2 or 2.4.2 below (the Board, or such committee, if appointed, will be referred to in this Plan as the "Committee").

     2.2 The Board may at any time appoint a Committee, consisting of not less than two (2) of its members, to administer the Plan on behalf of the Board in accordance with such terms and conditions not inconsistent with this Plan as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, and/or remove all members of the committee and thereafter directly administer the Plan.

     2.3 A majority of the members of the Committee shall constitute a quorum, and, subject to the limitations in this Section 2, all actions of the Committee shall require the affirmative vote of members who constitute a majority of such quorum. members of
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the Committee who are not Disinterested Persons (as defined in Section 2.5) may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an option to himself (but any such member may be counted in determining the existence of a quorum at any meeting of the Committee during which action is taken with respect to the granting of Options to him).

     2.4 Notwithstanding the foregoing provisions of this Section 2, if the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan shall, from the effective date of such registration until six (6) months after the termination of such registration, be administered as follows:

        2.4.1 The Plan shall be administered by the Board (regardless of whether or not a Committee has been appointed under Section 2.2), so long as each member of the Board is a Disinterested Person, or by a Committee appointed in accordance with Section 2.4.2 below.

        2.4.2 If at any time not all members of the Board are Disinterested Persons, then the Board shall appoint a Committee consisting of two (2) or more of its members, all of whom are Disinterested Persons, to administer the Plan on behalf of the Board in accordance with such terms and conditions not inconsistent with this Plan as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members (all of whom shall be Disinterested Persons), remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan so long as all members of the Board are Disinterested Persons. At no time shall a person who is not a Disinterested Person serve on the committee appointed under this Section 2.4.2, nor shall such Committee at any time have less than two (2) members.

     2.5 The term "Disinterested Person" shall mean a director who qualifies as a disinterested person as defined in 17 C.F.R. 240.16b-3(c)(2)(i), as the same may be amended from time to time.

     2.6  The committee shall have the authority to do the following:

        2.6.1  To administer the Plan in accordance with its express terms;

        2.6.2 To determine all questions arising in connection with the administration, interpretation, and application of the Plan, including all questions relating to the value of the Common Stock;

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        2.6.3  To correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purposes of the Plan;

        2.6.4 To prescribe, amend, and rescind rules and regulations relating to the administration of the Plan;

        2.6.5 To determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of employment for purposes of the Plan;

        2.6.6  To do the following with respect to the granting of options:

               (a) Based on the eligibility criteria in Section 3 below, to determine the employees, officers, directors, or consultants to whom options shall be granted;

               (b) To determine whether such options shall be ISOs or Non-ISOs.

               (c) To determine the terms and provisions of the Option Agreement, as defined in Section 5 below, to be entered into with any Optionee (which need not be identical with the terms of any other Option Agreement), and, with the consent of such Optionee, to modify and amend such terms and provisions;

               (d) To determine when such Options shall be granted;

               (e) To determine the number of shares of Common Stock subject to each Option; and

        2.6.7 To make all other determinations necessary or advisable for administration of the Plan.

     2.7 The Committee's exercise of the authority set out in Section 2.6 shall be consistent with the intent that the ISOs issued under the Plan be qualified under the terms of Section 422 of the Code, and that the Non-ISOs shall not be so qualified. All determinations made by the Committee in good faith on matters referred to in Section 2.6 shall be final, conclusive, and binding upon all persons. The Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan.

3.  Eligibility.
    -----------

     3.1 ISOs may be granted to any employee of the Company or of an Affiliate of the Company, as defined in Section 3.2 below. Non-ISOs may be granted to any

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employee, officer or director (whether or not also an employee), or consultant of the Company or of an Affiliate of the Company. Each employee, officer, director, or consultant selected by the Committee to receive an option shall sometimes hereinafter be referred to as an "Optionee".

     3.2 As used in this Plan, an "Affiliate" of a corporation shall refer to a "parent corporation" of such corporation as described in Section 424(e) of the Code or a "subsidiary corporation" of such corporation as described in Section 424(f) of the Code.

     3.3 An Optionee who is not an employee of the Company or of an Affiliate of the Company shall not be eligible to receive an ISO under the Plan and no ISOs shall be granted to any such nonemployee Optionee.

     3.4 No Option shall be granted hereunder to any Optionee unless the Committee shall have determined, based on the advice of counsel, that the grant of such option (and the exercise thereof by the Optionee) will not violate the securities law of the state where the Optionee resides.

4.  Shares Subject to the Plan.
    --------------------------

     4.1 The Committee, from time to time, may provide for the option and sale in the aggregate of up to Three Million Five Hundred Thousand (3,500,000) shares of Common Stock, to be made available from authorized, but unissued, or reacquired shares of Common Stock. The number of such shares shall be adjusted to take account of the events referred to in Section 10 hereof.

     4.2 Upon exercise of an Option, the number of shares of Common Stock thereafter available under the Plan and under the option shall decrease by the number of shares as to which the option was exercised; provided that if such shares are pledged to secure a promissory note given in payment of the Option price for such shares and, as a result of a default on such note, the pledged shares are returned to the Company, then such shares shall again be available for the purposes of the Plan.

     4.3 If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

     4.4 The company will at all times during the term of this Plan reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan.

5.  Option Terms.
    ------------

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     5.1  With respect to each Option to be granted to an Optionee, the
Committee shall specify the following terms in a written agreement ("Option Agreement") to be executed by the Company and the Optionee:

        5.1.1  Whether such Option is an ISO or a Non-ISO;

        5.1.2 The number of shares of Common Stock subject to purchase pursuant to such option;

        5.1.3 The date on which the grant of such Option shall be effective (the "Date of Grant");

        5.1.4 The period of time during which such Option shall be exercisable, which shall in no event be more than ten (10) years following its Date of Grant; provided, however, that if an ISO is granted to an Optionee who on the Date of Grant owns, either directly or indirectly within the meaning of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate of the Company, the period of time during which such Option shall be exercisable shall in no event be more than five (5) years following its Date of Grant;

        5.1.5 The price at which such Option shall be exercisable by the optionee (the "Option Price"); provided, however, that the Option Price specified in ISOs shall in no event be less than the fair market value, as defined in section 5.2 below, on the Date of Grant, of the shares of Common Stock subject thereto; and provided further that, if such Option is granted to an Optionee who on the Date of Grant owns, either directly or indirectly within the meaning of section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the company or an Affiliate of the Company, then the Option Price specified in such Option shall be at least one hundred ten percent (110%) of the fair market value, on the Date of Grant, of the common Stock subject thereto;

        5.1.6 Any vesting schedule upon which the exercise of an Option is contingent; provided that the Committee shall have complete discretion with respect to the terms of any vesting schedule upon which the exercise of an Option is contingent, including, without limitation, discretion (a) to allow full and immediate vesting upon grant of such Option, (b) to permit partial vesting in stated percentage amounts based on the length of the holding period of such Option, or (c) to permit full vesting after a stated holding period has passed; and

        5.1.7 Such other terms and conditions as the Committee deems advisable and as are consistent with the purpose of this Plan.

     5.2  Fair market value shall be determined as follows:

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        5.2.1  If the Company's Common Stock is publicly traded at the time an option is granted under the Plan, fair market value shall be determined as of the last business day for which the prices or quotes discussed in this section
5.2.1 are available prior to the date such Option is granted and shall mean:

               (a) The average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or

               (b) The last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the common stock is not then traded on a national securities exchange; or

               (c) The closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ Rational Market List.

        5.2.2 If the Common Stock is not publicly traded at the time an Option is granted under the Plan, fair market value shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors that it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     5.3 No option shall be granted under the Plan later than February 10, 1995, and no Option granted under the Plan shall be exercisable more than ten
(10) years following said date. Except as expressly provided herein, nothing contained in this Plan shall require that the terms and conditions of options granted under the Plan be uniform.

     5.4 The Option Agreement for any Option granted to a person who, on the Date of Grant, is subject to Section 16 of the Exchange Act shall provide that at least six (6) months must elapse from the Date of Grant of the Option to the date of disposition, as defined in Section 424(c) of the Code, of the Common Stock issued upon exercise of such option.

6.  Limitation on Grants of Options.
    -------------------------------

     In the event that the aggregate fair market value of Common Stock and other stock with respect to which ISOs granted to an Optionee under this Plan or incentive stock options granted to such optionee under any other plan of the Company or any of its Affiliates are exercisable for the first time during any calendar year, exceeds the maximum permitted under Section 422(d) of the Code, then to the extent of such excess such Options shall be treated as Non-ISOs.

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7.  Exercise of Option.
    ------------------

     7.1 Subject to any limitations or conditions imposed upon an Option pursuant to Section 5 above, an Optionee may exercise an Option, or any part thereof (unless partial exercise is specifically prohibited by the terms of the Option), by giving written notice thereof to the Company at its principal place of business.

     7.2 The notice described in section 7.1 shall be accompanied by full payment of the Option Price to the extent the Option is so exercised, and full payment of any amounts the Company determines must be withheld for tax purposes from the Optionee pursuant to the Option Agreement. Such payment shall be:

        7.2.1  In lawful money of the United States in cash or by check; or

        7.2.2 At the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option; or

        7.2.3 At the discretion of the Committee, by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in Section 1274(d) of the Code; or

        7.2.4 At the discretion of the Committee, by any combination of Sections 7.2.1, 7.2.2, or 7.2.3 above.

     7.3 As soon as practicable after exercise of an option in accordance with Sections 7.1 and 7.2 above, the Company shall issue a stock certificate evidencing the Ccommon Stock with respect to which the Option has been exercised. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of such stock certificate, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such Common Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in section 10 below.

8.  Transferability of Options.
    --------------------------

     8.1 Except as provided otherwise in this Section 8, no Option shall be transferable or exercisable by any person other than the Optionee to whom such Option was originally granted.

     8.2 If an Optionee to whom an ISO has been granted (an "ISO Optionee") ceases to be employed by the Company or by any Affiliate of the Company by reason of such Optionee's death, any ISOs held by such Optionee shall pass to the person or persons entitled thereto pursuant to the will of the Optionee or the applicable laws of descent and

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distribution (such person or persons are sometimes herein referred to collectively as the "Qualified Successor" of the Optionee), and shall be exercisable by the Qualified Successor for a period of six (6) months following such death.

     8.3 In the event a guardian (the "Guardian") is appointed for an ISO Optionee whose employment is terminated by the Company or by any Affiliate of the Company by reason of such Optionee's disability, as defined in Section 22(e)
(3) of the Code, any ISO held by such Optionee that could have been exercised immediately prior to such termination of employment shall be exercisable by the Guardian of such Optionee for a period of twelve (12) months following the termination of employment of such Optionee.

     8.4 If an ISO Optionee who has ceased to be employed by the Company or by any Affiliate of the Company by reason of such Optionee's disability, as defined in Section 22 (e) (3) of the code, dies within six (6) months after the termination of such employment, any ISO held by such Optionee that could have been exercised immediately prior to his or her death shall pass to the Qualified Successor of such Optionee, and shall be exercisable by the Qualified Successor for a period of six (6) months following the termination of employment of such Optionee.

     8.5  In the event that a qualified domestic relations order, as defined by
Section 414(p) of the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, mandates the transfer of any Non-ISO that could have been exercised immediately prior to the issuance of such order, such Non-ISO shall pass to the person or persons entitled thereto pursuant to the order ("Domestic Relations Successor"), and shall be exercisable by such person or persons in accordance with the terms of the applicable Option Agreement. Hereinafter, all references to a Qualified Successor shall include a Domestic Relations Successor.

     8.6 If an Optionee to whom a Non-ISO has been granted dies, any Non-ISO held by such Optionee shall pass to the person or persons entitled thereto pursuant to the will of the Optionee or the applicable laws of descent and distribution, and shall be exercisable by such person or persons in accordance with the terms of the applicable Option Agreement.

     8.7 Options held by a Qualified Successor or exercisable by a Guardian shall, during the period prior to their termination that such Options are held by the Qualified Successor or exercisable by the Guardian, continue to vest in accordance with any vesting schedule under Section 5.1.6 to which such Options are subject.

     8.8 In the event that two or more persons constitute the Qualified Successor or the Guardian of an Optionee all rights of such Qualified Successor or such Guardian shall be exercisable, if at all, by the unanimous agreement of such persons.

     8.9 Employment shall be considered as continuing intact during any military or sick leave or other bona fide leave of absence if the period of such leave does not exceed

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ninety (90) days or, if longer, for so long as the Optionee's right to reemployment with the Company or an Affiliate thereof is guaranteed either by statute or by contract. If the period of such leave exceeds ninety (90) days and his or her reemployment is not so guaranteed, then his or her employment shall be deemed to have terminated on the ninety-first (91st) day of such leave.

9.  Termination of Options.
    ----------------------

     To the extent not earlier exercised, an Option shall terminate at the earliest of the following dates:

     9.1 The termination date specified for such Option in the respective option Agreement;

     9.2 With respect to ISOS, six (6) months after the date of termination of the Optionee's employment with the Company or any Affiliate of the Company by reason of such Optionee's disability (within the meaning of Section 22(e)(3) of the Code) or such Optionee's death;

     9.3 With respect to ISOS, three (3) months after the date of termination of the Optionee's employment with the Company or any Affiliate of the Company for any reason other than disability (within the meaning of Section 22(e)(3) of the Code) or death;

     9.4 The date of any sale, transfer, or hypothecation, or any attempted sale, transfer or hypothecation, of such Option in violation of Section 8.1 above; or

     9.5 The date specified in Section 10.2 below for such termination in the event of a Terminating Event.

10.  Adjustments to Options.
     ----------------------

     10.1 In the event of a material alteration in the capital structure of the Company on account of a recapitalization, stock split, reverse stock split, stock dividend, or otherwise, then the Committee shall make such adjustments to this Plan and to the Options then outstanding and thereafter granted under this Plan as the Committee determines to be appropriate and equitable under the circumstances, so that the proportionate interest of each holder of any such Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustments may include, without limitation (a) a change in the number or kind of shares of stock of the Company covered by such options, and (b) a change in the Option Price payable per share; provided, however, that the aggregate Option Price applicable to the unexercised portion of existing Options shall not be altered, it being intended that any adjustments made with respect to such Options shall apply only to the price per share and the number of shares subject thereto. For purposes of this Section 10.1, neither (i) the issuance of additional shares of stock of the Company in exchange for adequate consideration (including services), nor (ii) the conversion of

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outstanding preferred shares of the Company into Common Stock shall be deemed material alterations of the capital structure of the Company. In the event the Committee shall determine that the nature of a material alteration in the capital structure of the Company is such that it is not practical or feasible to make appropriate adjustments to this Plan or to the Options granted hereunder, such event shall be deemed a Terminating Event as defined in Section 10.2 below.

     10.2 Subject to Section 10.3, all Options granted under the Plan shall terminate upon the occurrence of any of the following events ("Terminating Events"): (a) the dissolution or liquidation of the Company; or (b) a material change in the capital structure of the Company that is subject to this Section
10.2 by virtue of the last sentence of Section 10.1 above.

     10.3  The Committee shall give notice to Optionees not less than thirty
(30) days prior to the consummation of (a) a Terminating Event as defined in
Section 10.2 above; (b) a merger or consolidation of the Company with one or more corporations as a result of which, immediately following such merger or consolidation, the shareholders of the Company as a group will hold less than a majority of the outstanding capital stock of the surviving corporation; or (c) the sale or other disposition of all or substantially all of the assets of the Company. Upon the giving of such notice, all Options granted under the Plan shall become immediately exercisable, without regard to any contingent vesting provision to which such options may have otherwise been subject; provided,
                                                                 --------
however, that this Section 10.3 shall not apply to Options granted after May 19,
-------
1993 under the Plan.

     10.4 All Options granted under the Plan shall become immediately exercisable, without regard to any contingent vesting provision to which such Options may have otherwise been subject, upon the occurrence of an event whereby any person or entity, including any "person" as such term is used in section 13(d)(3) of the Exchange Act, becomes the "beneficial owner", as defined in the Exchange Act, of Common Stock representing fifty percent (50%) or more of the combined voting power of the voting securities of the Company; provided, however
                                                               --------  -------
that this Section 10.4 shall not apply to Options granted after May 19, 1993 under the Plan.

     10.5 In the event of a reorganization as defined in this Section 10.5 in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the reorganization, then the plan or agreement respecting the reorganization shall include appropriate terms providing for the assumption of each Option granted under this Plan, or the substitution of an option therefor, such that no "modification" of any such Option occurs under Section 424 of the Code. For purposes of this Section 10.5, reorganization shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another corporation after the effective date of the reorganization.

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

     10.6 The Committee shall have the right to accelerate the date of exercise of any installment of any option; provided that, without the consent of the Optionee with respect to any Option, the Committee shall not accelerate the date of any installment of any Option granted to an employee as an ISO (and not previously converted into a Non-ISO pursuant to Section 12 below) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Section 6 above; provided, however, that
                                                     -----------------
this Section 10.6 shall not apply to Options granted after May 19, 1993 under the Plan.

     10.7 Adjustments and determinations under this Section 10 shall be made by the Committee (upon the advice of counsel), whose decisions as to what adjustments or determination shall be made, and the extent thereof, shall be final, binding, and conclusive.

11.  Termination and Amendment.
     -------------------------

     11.1  Unless earlier terminated as provided in Section 10 above or in
Section 11.2 below, the Plan shall terminate on, and no Option shall be granted under the Plan after, February 10, 1995.

     11.2 The Board may at any time terminate, suspend or amend the terms of the Plan; provided, however, that, except as provided in Section 10 above, the Board may not do any of the following without obtaining, within twelve (12) months either before or after the Board's adoption of a resolution authorizing such action, approval by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of Washington State or by the written consent of the holders of a majority of the securities of the Company entitled to vote:

        11.2.1 Increase the aggregate number of shares which way be issued under the Plan;

        11.2.2 Materially modify the requirements as to eligibility for participation in the Plan, or change the designation of the employees or class of employees eligible to receive ISOs under the Plan;

        11.2.3 Materially increase the benefits accruing to participants under the Plan; or

        11.2.4 Make any change in the terms of the Plan that would cause the ISOs granted hereunder to lose their qualification as incentive stock options under Section 422 of the Code.

     11.3 No Option may be granted during any suspension or after termination of the Plan. Amendment, suspension, or termination of the Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted.

12.  Conversion of ISOs Into Non-ISOs.
     --------------------------------

     At the written request of any ISO Optionee, the Committee may in its discretion take such actions as may be necessary to convert such Optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-ISOs at any time prior to the expiration of such ISOS, regardless of whether the Optionee is an employee of the Company or of an Affiliate of the Company at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOS. At the time of such conversion, the Committee, with the consent of the Optionee, may impose such conditions on the exercise of the resulting Non-ISOs as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Optionee the right to have such Optionee's ISOs converted into Non-ISOs, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the Optionee, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

13.  Conditions Upon Issuance of Shares.
     ----------------------------------

     13.1 Shares shall not be issued pursuant to the exercise of any Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, any applicable state securities law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed or otherwise traded, and such compliance has been confirmed by counsel for the Company.

     13.2 As a condition to the exercise of any Option, the Company may require the participant exercising the option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such representations and warranties are required by any relevant provision of law.

     13.3 The Company's inability to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability with respect to the failure to issue or sell such shares.

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14.  Use of Proceeds.
     ---------------

     Proceeds from the sale of Common Stock pursuant to the Options granted and exercised under the Plan shall constitute general funds of the Company and shall be used for general corporate purposes.

15.  Notices.
     -------

     All notices, requests, demands and other communications required or permitted to be given under this Plan and the Options granted under this Plan shall be in writing and shall be either served personally on the party to whom notice is to be given (in which case notice shall be deemed to have been duly-given on the date of such service), or mailed to the party to whom notice is to be given, by first class mail, registered or certified, return receipt requested, postage prepaid, and addressed to the party at his or its most recent known address, in which case such notice shall be deemed to have been duly given on the third (3rd) postal delivery day following the date of such mailing.

16.  Financial Statements.
     --------------------

     Upon request, the Company shall make available its annual audited financial statements and monthly unaudited financial statements (balance sheet and income statement) for review by Optionees holding currently exercisable Options. Any such review shall be conducted in the offices of the Company and may be conditioned upon such Optionees' execution of such confidentiality agreements as the Company may reasonably require.

17.  Miscellaneous Provisions.
     ------------------------

     17.1 Optionees shall be under no obligation to exercise Options granted under this Plan.

     17.2 Nothing contained in this Plan shall obligate the Company to retain an Optionee as an employee, officer, director, or consultant for any period, nor shall this Plan interfere in any way with the right of the Company to reduce such Optionees compensation.

     17.3 The provisions of this Plan, each option issued to an optionee under the Plan, and each Option Agreement shall be binding upon such optionee, the Qualified Successor or Guardian of such Optionee, and the heirs, successors, and assigns of such Optionee.

     17.3 Where the context so requires, references herein to the singular shall include the plural, and vice versa, and references to a particular gender shall include either or both genders.

18.  Effective Date of Plan and Amendments.
     -------------------------------------

     This Plan was initially adopted by the Board of Directors on February 11, 1985 and approved by the shareholders on April 17, 1985. Subsequent amendments were adopted by resolution of the Board of Directors adopted December 17, 1985; by resolution of the Board of Directors and shareholders effective May 23, 1986; by resolution of the Board of Directors adopted April 29, 1987; by resolution of the Board of Directors adopted December 27, 1988; and by resolution of the Board of Directors and shareholders effective February 1, 1991. The Plan was amended and restated by resolution of the Board of Directors and shareholders effective September 30, 1992. Subsequent amendments were adopted by resolution of the Board of Directors on November 18, 1992, January 28, 1993 and July 26, 1994 and approved by the shareholders on July 22, 1993 and August 15, 1994. Subsequent amendments were adopted by resolution of the Board of Directors on May 19, 1993.

                                   EXHIBIT A
                                   ---------

                           Proposed Amendments to the
                            VoiceCom Holdings, Inc.
                  Amended and Restated 1985 Stock Option Plan
             (As adopted by the Board of Directors on June 29, 1995
               and approved by the Shareholders on July 27, 1995)


10.  Adjustments to Options.
     -----------------------

     10.1 In the event of a material alteration in the capital structure of the Company on account of a recapitalization, stock split, reverse stock split, stock dividend, or otherwise, then the Committee shall make such adjustments to this Plan and to the Options then outstanding and thereafter granted under this Plan as the Committee determines to be appropriate and equitable under the circumstances, so that the proportionate interest of each holder of any such Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustments may include, without limitation (a) a change in the number or kind of shares of stock of the Company covered by such Options, and (b) a change in the Option Price payable per share; provided, however, that the aggregate Option Price applicable to the unexercised portion of existing Options shall not be altered, it being intended that any adjustments made with respect to such Options shall apply only to the price per share and the number of shares subject thereto. For purposes of this Section 10.1, neither (i) the issuance of additional shares of stock of the Company in exchange for adequate consideration (including services), nor (ii) the conversion of outstanding preferred shares of the Company into Common Stock shall be deemed material alterations of the capital structure of the Company. In the event the Committee shall determine that the nature of a material alteration in the capital structure of the Company is such that it is not practical or feasible to make appropriate adjustments to this Plan or to the Options granted hereunder, such event shall be deemed a Terminating Event as defined in Section 10.2 below.

     10.2 Subject to Section 10.3, all Options granted under the Plan shall terminate upon the occurrence of any of the following events ("Terminating Events"): (a) the dissolution or liquidation of the Company; or (b) a material change in the capital structure of the Company that is subject to this Section
10.2 by virtue of the last sentence of Section 10.1 above.

     10.3  The Committee shall give notice to Optionees not less than thirty
(30) days prior to the consummation of (a) a Terminating Event as defined in
Section 10.2 above; (b) a merger or consolidation of the Company with one or more corporations as a result of which, immediately following such merger or consolidation, the shareholders of the Company as a group will hold less than a majority of the outstanding capital stock of the surviving corporation; or (c) the sale or other disposition of all or substantially all of the assets of the Company. Upon the giving of such notice, all Options granted under the Plan shall become immediately exercisable, without regard to any contingent vesting provision to which such Options may have otherwise been subject.

     10.4 All Options granted under the Plan shall become immediately exercisable, without regard to any contingent vesting provision to which such Options may have otherwise been subject, upon the occurrence of an event whereby any person or entity, including any "person" as such term is used in Section 13(d)(3) of the Exchange Act, becomes the "beneficial owner", as defined in the Exchange Act, of Common Stock representing fifty percent (50%) or more of the combined voting power of the voting securities of the Company.

     10.5. In the event of a reorganization as defined in this Section 10.5 in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the reorganization, then the plan or agreement respecting the reorganization shall include appropriate terms providing for the assumption of each Option granted under this Plan, or the substitution of an option therefor, such that no "modification" of any such Option occurs under Section 424 of the Code. For purposes of this Section 10.5, reorganization shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another corporation after the effective date of the reorganization.

     10.6 The Committee shall have the right to accelerate the date of exercise of any installment of any option; provided that, without the consent of the Optionee with respect to any Option, the Committee shall not accelerate the date of any installment of any Option granted to an employee as an ISO (and not previously converted into a Non-ISO pursuant to Section 12 below) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Section 6 above.

     10.7 Adjustments and determinations under this Section 10 shall be made by the Committee (upon the advice of counsel), whose decisions as to what adjustments or determination shall be made, and the extent thereof, shall be final, binding, and conclusive.

                                   Exhibit A
                                   ---------

                    Amendment to the 1985 Stock Option Plan,
                    ---------------------------------------
          as adopted by the Board of Directors effective July 26, 1994
          ------------------------------------------------------------
              and approved by the Shareholders on August 15, 1994
              ---------------------------------------------------


Section 4.1 of the VoiceCom Holdings, Inc. Amended and Restated 1985 Stock Option Plan is hereby deleted in its entirety and replaced with the following:

     "The Committee, from time to time, may provide for the option and sale in the aggregate of up to Three Million Five Hundred Thousand (3,500,000) shares of Common Stock, to be made available from authorized, but unissued, or reacquired shares of Common Stock. The number of such shares shall be adjusted to take account of the events referred to in Section 10 hereof."

                      Amendment to 1985 Stock Option Plan,
                 as adopted by the Board of Directors effective
                      January 28, 1993 and approved by the
                         Shareholders on July 22, 1993

Section 4.1 of the Company's Amended and Restated 1985 Stock Option Plan is hereby amended, to increase the number of shares available for option and sale under the Plan to an aggregate of up to 2,500,000 shares of Common Stock.

                                   EXHIBIT A
                                   ---------

                               Amendments to the
                            VoiceCom Holdings, Inc.
            Amended and Restated 1985 Stock Option Plan (the "Plan")


The following amendments to the Plan were approved by the Board of Directors of VoiceCom Holdings, Inc. on May 19, 1993:

1. Section 10 of the Plan shall be deleted in its entirety and shall be replaced with the following:

     "10.  Adjustments to Options.
           ----------------------

        "10.1 In the event of a material alteration in the capital structure of the Company on account of a recapitalization, stock split, reverse stock split, stock dividend, or otherwise, then the Committee shall make such adjustments to this Plan and to the Options then outstanding and thereafter granted under this Plan as the Committee determines to be appropriate and equitable under the circumstances, so that the proportionate interest of each holder of any such Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustments may include, without limitation (a) a change in the number or kind of shares of stock of the Company covered by such Options, and (b) a change in the Option Price payable per share; provided, however, that the aggregate Option Price applicable to the unexercised portion of existing Options shall not be altered, it being intended that any adjustments made with respect to such Options shall apply only to the price per share and the number of shares subject thereto. For purposes of this Section 10.1, neither (i) the issuance of additional shares of stock of the Company in exchange for adequate consideration (including services), nor (ii) the conversion of outstanding preferred shares of the Company into Common Stock shall be deemed material alterations of the capital structure of the Company. In the event the Committee shall determine that the nature of a material alteration in the capital structure of the Company is such that it is not practical or feasible to make appropriate adjustments to this Plan or to the Options granted hereunder, such event shall be deemed a Terminating Event as defined in Section 10.2 below.

        "10.2 Subject to Section 10.3, all Options granted under the Plan shall terminate upon the occurrence of any of the following events

     ("Terminating Events"): (a) the dissolution or liquidation of the company; or (b) a material change in the capital structure of the Company that is subject to this Section 10.2 by virtue of the last sentence of Section 10.1 above.

        "10.3  The Committee shall give notice to Optionees not less than thirty
     (30) days prior to the consummation of (a) a Terminating Event as defined in Section 10.2 above; (b) a merger or consolidation of the Company with one or more corporations as a result of which, immediately following such merger or consolidation, the shareholders of the Company as a group will hold less than a majority of the outstanding capital stock of the surviving corporation; or (c) the sale or other disposition of all or substantially all of the assets of the Company. Upon the giving of such notice, all options granted under the Plan shall become immediately exercisable, without regard to any contingent vesting provision to which such Options may have otherwise been subject; provided, however, that this Section 10.3
                                      --------  -------
     shall not apply to Options granted after May 19, 1993 under the Plan.

        "10.4 All options granted under the Plan shall become immediately exercisable, without regard to any contingent vesting provision to which such options may have otherwise been subject, upon the occurrence of an event whereby any person or entity, including any "person" as such term is used in Section 13(d)(3) of the Exchange Act, becomes the "beneficial owner", as defined in the Exchange Act, of Common Stock representing fifty percent (50%) or more of the combined voting power of the voting securities of the Company; provided, however, that this Section 10.4 shall not apply
                     --------  -------
     to options granted after May 19, 1993 under the Plan.

        "10.5 In the event of a reorganization as defined in this Section 10.5 in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the reorganization, then the plan or agreement respecting the reorganization shall include appropriate terms providing for the assumption of each option granted under this Plan, or the substitution of an option therefor, such that no "modification" of any such option occurs under Section 424 of the Code. For purposes of this Section 10.5, reorganization shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the company is or becomes a wholly-owned subsidiary of another corporation after the effective date of the reorganization.

        "10.6 The Committee shall have the right to accelerate the date of exercise of any installment of any option; provided that, without the consent of the Optionee with respect to any Option, the Committee shall not accelerate the date of any installment of any Option granted to an employee as an ISO (and not previously converted into a Non-ISO pursuant to Section 12 below) if such acceleration would violate the annual vesting limitation contained in Section 422 (d) of the Code, as described in Section 6 above; provided, however, that this Section 10.6 shall not apply to options
     --------  -------
     granted after May 19, 1993 under the Plan.

        "10.7 Adjustments and determinations under this Section 10 shall be made by the Committee (upon the advice of counsel), whose decisions as to what adjustments or determination shall be made, and the extent thereof, shall be final, binding, and conclusive."

2. Section 18 of the Plan shall be deleted in its entirety and shall be replaced by the following:

     "18.  Effective Date of Plan and Amendments.
           -------------------------------------

     This Plan was initially adopted by the Board of Directors on February 11, 1985 and approved by the shareholders on April 17, 1985. Subsequent amendments were adopted by resolution of the Board of Directors adopted December 17, 1985; by resolution of the Board of Directors and shareholders effective May 23, 1986; by resolution of the Board of Directors adopted April 29, 1987; by resolution of the Board of Directors adopted December 27, 1988; and by resolution of the Board of Directors and shareholders effective February 1, 1991. The Plan was amended and restated by resolution of the Board of Directors and shareholders effective September 30, 1992. Subsequent amendments were adopted by resolution of the Board of Directors on November 18, 1992 and January 28, 1993, and these amendments were approved by the shareholders on July 22, 1993.


                                      -3-